EXHIBIT 99(B)


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

      UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF ZIFF-DAVIS INC.


The following Unaudited Pro Forma Combined Financial Statements (the "Pro Forma Financial Statements") of Ziff-Davis Inc. ("Ziff-Davis") illustrate the effects of: (1) Ziff-Davis' acquisition of 100% of ZDTV, LLC ("ZDTV") for $81.4 million ($32.8 million in cash and $48.6 million in advances) and (2) the sale of one-third interest in ZDTV to Vulcan Programming Inc. ("Vulcan") for $54 million in cash. The net proceeds from the transactions will be used to pay down borrowings under Ziff-Davis' revolving credit facility. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if such transactions occurred on December 31, 1998; the Unaudited Pro Forma Combined Income Statement has been prepared as if such transactions occurred as of January 1, 1998.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the Pro Forma Financial Statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information. However, Ziff-Davis management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant effects of the acquisition and the sale to Vulcan. The actual financial position and results of operations of the combined entity will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in value and changes in operating results between the dates of the Pro Forma Financial Statements and the date on which the acquisition and sale takes place. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or financial position had the acquisition and the sale occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

The significant adjustments to the pro forma net income reflect (1) higher amortization expense to give effect to the allocation of excess purchase price over the fair value of net assets acquired prospectively amortized over a 10-year period, (2) minority interest attributable to the Vulcan sale, and (3) lower interest expense from the repayment of amounts due under the credit facility.

The significant adjustments to the pro forma financial position reflect (1) recognition of goodwill representing the excess purchase price over the fair value of net assets acquired, (2) a decrease in the amount outstanding under Ziff-Davis' credit facility, and (3) minority interest associated with the Vulcan sale.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of both Ziff-Davis and ZDTV and the notes to the Pro Forma Financial Statements included elsewhere herein.





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
                                  UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                              AT DECEMBER 31, 1998
                                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     PROFORMA ADJUSTMENTS
                                                                             ---------------------------------
                                                 ZIFF-DAVIS                  ZIFF-DAVIS INC.       RECORD
                                                    INC.          ZDTV LLC    ACQUISITION        ZIFF-DAVIS'
                                                 HISTORICAL      HISTORICAL    OF ZDTV (A)      INVESTMENT(B)
                                                 ----------      ----------  ---------------  ----------------

                   ASSETS
Current assets:
  Cash and cash equivalents .................    $   32,566    $        43    $        --       $        --
  Accounts receivable, net ..................       227,325          3,454             --                --
  Inventories ...............................        15,551             --             --                --
  Prepaid expenses and other current assets .        34,543          2,107             --                --
  Due from affiliates .......................        53,984             --        (48,600)               --
  Deferred taxes ............................        22,262             --             --                --
                                                 ----------    -----------    -----------       -----------

    Total current assets ....................       386,231          5,604        (48,600)               --

Property and equipment, net .................        91,189          8,583             --                --
Intangible assets, net ......................     2,907,043            134             --            73,367
Other assets ................................        49,340         15,376         81,400                --
                                                 ----------    -----------    -----------       -----------
    Total assets ............................    $3,433,803    $    29,697    $   $32,800       $    73,367
                                                 ==========    ===========    ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ..........................       $74,397         $5,225    $        --       $        --
  Accrued expenses ..........................        97,319          1,811             --                --
  Unearned income, net ......................       152,081             --             --                --
  Due to affiliates and management ..........         4,618         50,575             --           (48,600)
  Current portion of notes payable to
    affiliates ..............................         7,692             --             --                --
  Other current liabilities .................        14,591          5,033             --                --
                                                 ----------    -----------    -----------       -----------
    Total current liabilities ...............       350,698         62,644             --           (48,600)
Notes payable to affiliates .................        70,192             --             --                --
Notes payable, net of unamortized discount ..     1,469,130             --         32,800                --
Deferred taxes ..............................       165,082             --             --                --
Due to management ...........................         5,400             --             --                --
Other liabilities ...........................        20,703          7,917             --                --
                                                 ----------    -----------    -----------       -----------

    Total liabilities .......................     2,081,205         70,561         32,800           (48,600)
                                                 ----------    -----------    -----------       -----------
Minority interest ...........................            --             --             --                --
                                                 ----------    -----------    -----------       -----------

Commitments and contingencies
Stockholders' equity:
  Preferred stock ...........................            --             --             --                --
  Common stock ..............................         1,000             --             --                --
  Additional paid-in capital ................     1,571,681         24,557             --            56,843
  Accumulated deficit .......................      (197,238)       (65,124)            --            65,124
  Deferred compensation .....................       (22,024)          (297)            --                --
  Cumulative translation adjustment .........          (821)            --             --                --
                                                 ----------    -----------    -----------       -----------
Total stockholders' equity ..................     1,352,598        (40,864)            --           121,967
                                                 ----------    -----------    -----------       -----------
Total liabilities and stockholders' equity ..    $3,433,803    $    29,697    $    32,800       $    73,367
                                                 ==========    ===========    ===========       ===========

                           UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                                 AT DECEMBER 31, 1998 (CONTINUED)
                         (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                      PROFORMA ADJUSTMENTS
                                                -------------------------------
                                                                ELIMINATION
                                                                   ENTRIES       ZIFF-DAVIS INC.
                                                VULCAN SALE(C) CONSOLIDATION(D)     PROFORMA
                                                -------------- ----------------- ---------------

Current assets:
  Cash and cash equivalents .................   $        --    $        --       $    32,609
  Accounts receivable, net ..................            --             --           230,779
  Inventories ...............................            --             --            15,551
  Prepaid expenses and other current assets .            --             --            36,650
  Due from affiliates .......................            --             --             5,384
  Deferred taxes ............................            --             --            22,262
                                                -----------    -----------       -----------
    Total current assets ....................            --             --           343,235

Property and equipment, net .................            --             --            99,772
Intangible assets, net ......................            --             --         2,980,544
Other assets ................................            --        (81,400)           64,716
                                                -----------    -----------       -----------
    Total assets ............................   $        --    $   (81,400)        3,488,267
                                                ===========    ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ..........................   $        --    $        --       $    79,622
  Accrued expenses ..........................            --             --            99,130
  Unearned income, net ......................            --             --           152,081
  Due to affiliates and management ..........            --             --             6,593
  Current portion of notes payable to
    affiliates ..............................            --             --             7,692
  Other current liabilities .................            --             --            19,624
                                                -----------    -----------       -----------
    Total current liabilities ...............            --             --           364,742
Notes payable to affiliates .................            --             --            70,192
Notes payable, net of unamortized discount ..       (54,000)            --         1,447,930
Deferred taxes ..............................            --             --           165,082
Due to management ...........................            --             --             5,400
Other liabilities ...........................            --             --            28,620
                                                -----------    -----------       -----------
    Total liabilities .......................       (54,000)            --         2,081,966
                                                -----------    -----------       -----------
Minority interest ...........................            --         54,000            54,000
                                                -----------    -----------       -----------
Commitments and contingencies
Stockholders' equity:
  Preferred stock ...........................            --             --                --
  Common stock ..............................            --             --             1,000
  Additional paid-in capital ................        54,000       (135,400)        1,571,681
  Accumulated deficit .......................            --             --          (197,238)
  Deferred compensation .....................            --             --           (22,321)
  Cumulative translation adjustment .........            --             --              (821)
                                                -----------    -----------       -----------
Total stockholders' equity ..................        54,000       (135,400)        1,352,301
                                                -----------    -----------       -----------
Total liabilities and stockholders' equity ..   $        --    $   (81,400)      $ 3,488,267
                                                ===========    ===========       ===========


        The accompanying notes are an integral part of these unaudited proforma financial statements.



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             NOTES TO UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 1998


(A) Ziff-Davis Inc. acquisition of ZDTV

    Entry represents the purchase of ZDTV for $32,800,000 in cash and $48,600,000 in forgiven receivables. The source of cash for the purchase was the sale to Vulcan described in Note D.


(B) Record Ziff-Davis' Investment

    Entry records Ziff-Davis' investment in ZDTV, establishes the excess of the purchase price over fair value of net assets acquired as goodwill and eliminates the pre-acquisition equity and liabilities of ZDTV not assumed by Ziff-Davis.


(C) Sale to Vulcan

    Entry represents the sale of a one-third interest in ZDTV for $54,000,000 to Vulcan Programming Inc. A portion of the proceeds of the sale were used to fund the purchase of ZDTV described in Note A above with the remaining $21,200,000 used to repay indebtedness.


(D) Elimination Entries on Consolidation

    Entry eliminates the Ziff-Davis investment in ZDTV against the related paid-in capital and establishes the Vulcan minority interest balance.









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
                                         UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 1998
                                           (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                   ZIFF-DAVIS                MINORITY                    REDUCTION OF    ZIFF-DAVIS
                                                      INC.      ZDTV LLC    INTEREST &    AMORTIZATION     INTEREST          INC.
                                                   HISTORICAL  HISTORICAL    TAXES (A)     EXPENSE (B)    EXPENSE (C)     PROFORMA
                                                   ----------  ----------    ---------     -----------    -----------     --------

Revenue, net....................................  $ 1,108,892  $  5,296       $     --      $     --        $      --   $ 1,114,188

Cost of production..............................     (305,346)   (4,113)            --            --               --      (309,459)
Selling, general and administrative expenses....     (567,683)  (41,886)            --            --               --      (609,569)
Depreciation and amortization of property and
equipment.......................................      (29,885)   (4,691)            --            --               --       (34,576)
Amortization of intangible assets...............     (122,659)     (880)            --        (7,337)              --      (130,876)
Restructuring charge............................      (52,239)       --             --            --               --       (52,239)
                                                  -----------  ---------      --------      ---------       ---------   -----------
    Income from operations......................       31,080   (46,274)            --        (7,337)              --       (22,531)

Interest expense, net-related party.............      (65,935)   (1,251)            --            --               --       (67,186)
Interest expense, net...........................      (77,612)       --             --            --            1,802       (75,810)
Other non-operating income, net.................        8,231        --             --            --               --         8,231
                                                  -----------  ---------      --------      ---------       ---------   -----------
    Loss before income taxes....................     (104,236)  (47,525)            --        (7,337)           1,802      (157,296)

Provision (benefit) for income taxes............      (26,427)       --        (12,737)       (1,966)             721       (40,409)
Minority interest in losses of subsidiary.......           --        --         15,683         2,421               --        18,104
                                                  -----------  ---------      --------      ---------       ---------   -----------
    Net loss....................................  $   (77,809) $ (47,525)     $ 28,420      $ (2,950)       $   1,081   $   (98,783)
                                                  ===========  =========      ========      =========       =========   ===========
Pro forma basic loss per common share...........  $     (0.78)                                                          $     (0.99)
                                                  ===========                                                           ===========
Pro forma weighted average common shares
outstanding.....................................  100,000,000                                                           100,000,000




                   The accompanying notes are an integral part of these unaudited proforma financial statements.







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          NOTES TO UNAUDITED PROFORMA COMBINED STATEMENT OF OPERATIONS




(A) Minority interest and taxes

    Entry represents the reflection of Vulcan's one-third interest in the losses of ZDTV. Entry also represents Ziff-Davis' tax benefit related to its share of ZDTV's losses. Such benefit is calculated at the Company's effective tax rate of 40%.

(B) Amortization expense

    Entry represents the amortization of the $73,367,000 in goodwill arising on Ziff-Davis' acquisition of ZDTV. Further, one-third of such adjustment is allocated to the minority interest and a tax benefit calculated at an effective rate of 40% has been recorded on Ziff-Davis' share of amortization expense.

(C) Reduction of interest expense

    Entry reflects the reduced interest expense resulting from using the net cash proceeds of the acquisition and sale transaction to repay amounts owed under Ziff-Davis' revolving credit facility. Such reduction is based on an average interest rate of 8.5%. Further, the entry reflects the tax expense (at 40%) related to the reduction of expense. As this is a Ziff-Davis related transaction, not ZDTV, no minority interest impact is reflected.






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